DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund (the "Fund")

Supplement to the Fund's Summary and Statutory Prospectuses and
 Statement of Additional Information each dated March 29, 2018

Effective May 14, 2018 (the "Effective Date"), the Fund will re-open to new investors. Existing shareholders of the Fund, certain retirement plans and IRA transfers and rollovers from these plans, and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares prior to the re-opening of the Fund.

On the Effective Date, the following disclosure is removed from the beginning of the Fund's summary and statutory prospectuses:

Effective after the close of business on Oct. 10, 2016, the Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

On the Effective Date, the following disclosure is removed from the Fund's summary and statutory prospectuses at the beginning of the section entitled, "Fund summary — Purchase and redemption of Fund shares":

The Fund is closed to new investors. Existing shareholders of the Fund, certain retirement plans and IRA transfers and rollovers from these plans, and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's Distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

On the Effective Date, the following paragraph is removed from the beginning of the section entitled, "Purchasing Shares —General Information" in the Fund's Statement of Additional Information:

Effective after the close of business on Oct. 10, 2016, the Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 11, 2018.